Application for Variable Universal Life


         American United Life Insurance Company(R)
         One American Square
         P.O. Box 7127
         Indianapolis, IN 46206-7127
         Telephone #: (800) 863-9354
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The amount and duration of the death benefit may vary based on the investment performance of the separate accounts'
investment  return.  The account  value may  increase  or decrease  based on the investment performance of the separate accounts' investment return.
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(1) Basic Policy Plan

 _________   Flexible Premium VUL (FPVUL)       _________   Last Survivor Flexible Premium VUL (LSFPVUL)
                                                            (Need to complete Supplemental App on Proposed Second Insured named below)

 _________   Single Premium VUL (SPVUL)         __________  Last Survivor Single Premium VUL (LSSPVUL)
                                                            (Need to complete Supplemental App on Proposed Second Insured named below)

                                                Name:_______________________________
================================================================================================
(2) Proposed Primary Insured

Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

 ________  Male     Date of Birth:   ________\_______\________         Birth State:   ____________________________________
 ________  Female                    (Month)    (Day)    (Year)

Height:  ______  ft.  ______  in.      Weight:  ________  lbs.      ________  Gained     ________   Lost lbs. In past year

SS#   ______-______-______     Home Phone#: (________)_________________     Other Phone# (_______)____________________


Residence Address (Street):  ____________________________________________________________________________________

City:  _________________________________    State:  _________    Zip Code:   ____________    County:   ___________________

Country:   _________________________________________   No. of Years At This Address   _____________________________

U. S. Citizen:     ______  Yes      If no, is the Proposed Insured a permanent resident? ______ Yes    ______  No
                   ______  No       How long residing in the United States? ______  Months    ______  Years

Occupation: _________________________________________________________________________________________________

Name of Employer:   _______________________________________________________   Years Employed:   ________________

Employer Address:   __________________________________________________________________________________________

City:   ________________________________________      State:   __________     Zip Code:  ________________
================================================================================================

(3)   Proposed Primary Insured's First Beneficiary
        (If multiple beneficiaries are named, proceeds are share and share alike)

Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

SS# or Tax ID #:   ____________________________________      Date of Birth:   ________\_______\________
                                                                              (Month)   (Day)   (Year)
Home Phone #:   (_____)______________     Relationship to the Proposed Insured:   _______________________________________

Full Name of Corporation or Trust:   _______________________________________    Date of Trust:---------\-------\-------
                                                                                            (Month)   (Day)    (Year)
Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

SS# or Tax ID #:   ____________________________________      Date of Birth:   ________\_______\________
                                                                             (Month)    (Day)   (Year)
================================================================================================
(4)   Proposed Primary Insured's Second Beneficiary
       (If lawful children is not selected, complete the rest of this section)

________   Any lawful children of the proposed insured, share and share alike.

Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

SS# or Tax ID #:   ____________________________________      Date of Birth:   ________\_______\________
                                                                             (Month)   (Day)    (Year)
Home Phone #:   (_______)______________  Relationship to the Proposed Insured:   _______________________________________

Full Name of Corporation or Trust:   _______________________________________    Date of Trust:---------\-------\-------
                                                                                              (Month)   (Day)    (Year)
If any second  beneficiary is not living at the time a death benefit is payable, the then living lawful children, if any, of such deceased second beneficiary shall receive, share and share alike, the share of the proceeds which their parent would have received if living.
================================================================================================
(5)   Policy Owner
        (If a Trust, give Trust Name and Trust Date)
        (If Joint Owner, complete Multiple Ownership Form)

________ Proposed Primary Insured (If this line is checked, complete last question in this section.)

(If the Owner is not the Proposed Primary Insured OR the Proposed Primary Insured is a Juvenile, complete the rest of this section.)

Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

________  Male     Date of Birth: _____\_______\______   Birth State:   ____ Relationship to the Proposed Insured:
________  Female                  (Month) (Day) (Year)

SS# or Tax ID#: _________________________   Home Phone #: (_______)_________          Other Phone: (_______)____________

Full Name of Corporation or Trust:   _______________________________________    Date of Trust: ______/_______/_______
________   Custodian under ________________________ UGMA, UTMA                                 (Month) (Day)   (Year)
                                (State)
Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

________  Contingent Owner     Relationship to the Proposed Insured:_____________________

Last Name:   ___________________________________ First Name:    ___________________________________   MI:   _______

Is any Proposed Owner an associated person of another NASD member?   __________ Yes      __________   No
If "Yes", list which owner.______________________________________________________________________________________
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(6)  Mailing Address of Owner
      (All notices and correspondence will be sent to this address.)

Street Address:   __________________________________________________________________________________________

City:   ________________________________________      State:   __________     Zip Code:  ________________
================================================================================================
(7)   Plan Information

Face Amount:    $____________________________________     (Minimum $50,000 -- If Plan is Single Premium, Leave Blank)

Death Benefit Option:     _______   Face Amount (Option 1)     _______   Face Amount Plus Account Value (Option 2) --
                                                                         If Plan is Single Premium, Option 2 is Not Available

Is this application part of a Qualified Retirement Plan?   (Defined Benefit, Money Purchase, Profit Sharing, 401(k))

_______   Yes     _______   No    (If "Yes," please explain) ____________________________________________________________

================================================================================================
(8)   Rider Information
        (An X indicates rider availability by plan)
        If Other Insured Rider Applied For or Last Survivor, Must Complete Supplemental App

                        Rider Type                       Additional Rider Info           FPVUL    LSFPVUL    SPVUL    LSSPVUL

_______ Waiver of Monthly Deduction f/Disability        (Issue Ages 20-55)                 X        X         X         X

_______  Waiver Premium f/Disability                    Premium Amt: $ __________          X        X
                                                        (Issue Ages 20-55)

_______  Guaranteed Insurability Option                 Face Amt: $ __________             X
                                                        ($10,000 Min; $50,000 Max)
                                                        (Issue Ages 20-39)

_______ Children's Benefit Rider*                        No. Of Units: __________          X         X
                                                        (1 Unit Min; 20 Units Max)
                                                        (Eligible Issue ages 14 days
                                                        To 20)

* Complete additional information in Section 15.

_______ Same Insured                                    Face Amt: $ __________             X         X
                                                        ($10,000 minimum)
                                                        (Issue ages 0-85)

_______ Other Insured #1                                Face Amt: $ __________             X         X
                                                        ($10,000 minimum)
Name:______________________________                     (Issue ages 20-85)



______ Other Insured #2                                 Face Amt: $ __________             X          X


Name:______________________________

_______ Guaranteed Min. DB                                                                X           X

_______ Automatic Increase                               Std Risks Only                   X           X
                                                         Issue Ages 20-55)


_______ Joint First to Die                               Face Amt: $____________                      X
                                                        (Issue Ages 20-85)
================================================================================================

(9) Premium Information

Single Premium Only:          _______ 80%          _______ 90%          _______ 100% of Initial Maximum Premium

Initial Premium:                   $_________________________          How Much is 1035 Money? _________________________

                                             (If Plan is Single Premium, Do Not Complete Section Below)

Premium Mode:                   _______ Annual          _______ Semi-Annual
                        _______ Automatic Premium Payment
                                             _______ Add This Premium to Existing APP for Policy #_________________________

Initial Premium:                   $_________________________          How Much is 1035 Money? _________________________

Planned Modal Premium:     $ _________________________

Automatic Scheduled Premium Increase:    $___________________    Percentage Increase:    _______ 5%       _______ 10%
                                                                                         _______ Other_____________
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(10) Special Requests/
        Additional Information

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(11) Existing Life Insurance
     (List all existing life insurance on Proposed Insured. If none, check the box.)

_______ None         Indicate if Coverage is Being Replaced.  If 1035, complete Assignment for 1035 Exchange Form.
                     Amount        Iss. Yr.       Type          Company          No          Yes          1035


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================================================================================================
(12) Other Coverage
       (Complete for the Proposed Insured)

a.   Has any company declined, postponed, modified, canceled or refused to renew, reinstate or issue insurance? _____ Yes_____ No
      (If yes, provide details including Name of Company and Reason)

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b.   Is any other life insurance application now pending or contemplated with any other company? _____ Yes _____ No
      (If yes, provide details including Name of Company)

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================================================================================================

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(13) Other Information
        (Complete for the Proposed Insured)

a.   Have you been convicted of a driving violation, had your license suspended or restriction placed   ______ Yes ______ No
     on your license within the past 5 years?  (If yes, give details)

      --------------------------------------------------------------------------------------------------------

Driver's License# ___________________________      State of Issue: ____________________

b.   Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving or ballooning  ______ Yes _____ No within the past 2 years, or is any such activity contemplated?
      (If yes, complete Sports Questionnaire)

c.   Have you flown within the past 3 years as a pilot, student pilot, crew member or had any            ______Yes   ______ No
      flying duties or is any such activity contemplated?
      (If yes, complete Aviation Supplement)

d.   Do you contemplate travel or residence in a foreign country within the next 12 months?              ______Yes   ______ No
      (If yes, provide complete details including destination) _________________________

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================================================================================================
(14)   Tobacco Use
          (Complete for the Proposed Insured)

Has the Proposed Insured:

a.   Ever used tobacco in any form?                                                                        ______Yes   ______ No

b.   Used tobacco in any form within the past 12 months?                                                  ______ Yes   ______ No
      (If yes, check appropriate boxes below)

Primary Insured  _______  Cigarettes  _______ Packs per day _______  Cigars/Pipe _______ Smokeless
_______ Other: Patches/Nicotine Gum
================================================================================================

(15) Underwriting Information
        (Complete in Proposed Policy Owner/Applicant's Presence.)

Complete in Proposed Policy Owner/Applicant's presence. If the Proposed Insured is a Juvenile, questions (a) through (d) apply to the Applicant.

a.  Annual income from occupation               $ _______________
b.  Annual income from other sources            $ _______________              Indicate Source(s) for b.
c.  Projected income for next 12 months         $ _______________              ______________________________________________
d.  Estimated net worth (excluding home)        $ _______________                   (Dividends, Rental Income,Interest, etc.)

Has the  Proposed  Insured  used a  different  name  within the last five years?_______    Yes     _______   No
If yes, list names______________________________________________

If the Proposed Insured is a Juvenile, are all brothers and sisters (if any) insured for an_______ Yes _______ No amount equal to or greater than the Proposed Insured?  (If no, explain.) ________________________
=================================================================================

If the  Proposed  Insured  is a  Juvenile,  what  is the  total  amount  of lifeinsurance in force on the parent(s)?
$_____________________

Dependent children proposed for Children's Benefit Rider (eligible ages 0-20):

Print Full Name                 Relationship            Birth Date           Height      Weight
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Are all children listed?     _______ Yes     _______ No   (Explain why not) ________________________________
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Are all children listed now living with Proposed Insured?    _______ Yes     _______ No   (Explain why not)
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Has any child proposed for insurance been diagnosed or treated for:
_______ Disorder of the Heart or Lungs       _______ Diabetes       _______ AIDS       _______ Asthma       _______ Depression
_______ Cancer       _______ Seizures       _______ Leukemia       _______ Mental or Emotional Disorder
_______ Disorder of the Lungs, Kidneys or Blood

Any other abnormality not listed above       _______ Yes       _______ No       Please
explain._________________________________

Is any child proposed for insurance currently taking any medication or treatment?       _______ Yes       _______ No

Name(s) and address(es) of personal physicians? ____________________________________________________________________
===========================================================================================================

Dates last seen: _______________________________________________________________________________________________

Reason(s) last seen: ___________________________________________________________________________________________
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Had any child proposed for insurance used amphetamines, cocaine, marijuana, barbiturates, or other drugs? ____ Yes____ No
================================================================================================

(16) Proposed Insured Health History
       (If paramed is required DO NOT complete the "Answers Made to the Medical Examiner" Form.

       If paramed not required, complete the "Answers Made to the Medical Examiner" Form Part II.

       If applying for simplified issue and all questions are answered "no," DO NOT complete the "Answers Made to the Medical Examiner" Form.)

Name of Personal Physician: (If none, so state) ______________________________________________________________________
Street: _________________________________   City: _____________________________  State: ____   Zip Code: ______________
Reason Last Consulted: __________________________________________________________    Date: _______________________
What treatment was given or medication prescribed? _________________________________________________________________


                                                                 Give details for any Yes answers.
                                                                 Identify the question number.
Has the Proposed Insured:
(If yes, circle and explain.)
Circle applicable item in question.

a.   Been treated by a physician or other health care professional    _______ Yes    _______ No
     within the past 10 years for any of the following:                                             ___________________
     Heart trouble, stroke, heart murmur, elevated blood                                            ___________________
     pressure, lung or respiratory disorder, kidney disorder,                                       ___________________
     tumor, cancer, digestive disorder, diabetes, nervous or                                        ___________________
     mental disorder?   (If diabetes is circled, complete Diabetes Questionnaire.)                  ___________________


b.   Consulted a physician or been examined or treated at a           _______ Yes    _______ No     ___________________
     hospital or other medical facility in the last five                                            ___________________
     years? ME residents, you may answer this question "No"                                         ___________________
     if you have tested positive for HIV and have not developed                                     ___________________
     symptoms of the disease AIDS.

c.   Ever used narcotics, barbiturates, amphetamines,                 _______ Yes   _______ No      ___________________
     cocaine, LSD, marijuana or hallucinogenic                                                      ___________________
     drugs, unless administered on the advice of a                                                  ___________________
     physician?


d.   Ever received counseling or treatment for the use                _______ Yes   _______ No      ___________________
     of alcohol or drugs, or have you ever been a                                                   ___________________
     member of any support group for the use of alcohol or                                          ___________________
     drugs?
================================================================================================
(17) Investment Objectives

          Capital Appreciation                         Capital Preservation                          Current Income

_______ Aggressive                                    _______ Income Primary                         _______ Prudent Yield
_______ Conservative                                  _______ Income Secondary                       _______ Aggressive Yield
_______ Balanced Approach
================================================================================================
(18) Suitability Statement by Applicant
        (Representative is required to ask for this information)

a.   Do you believe that this contract is suitable to meet your investment objectives and            _______ Yes  _______  No
      financial needs?

b.   Do you understand that the amount and duration of the death benefit may vary based              _______ Yes  _______  No
     on the investment performance of the separate accounts' investment return?

c.   Do you understand that the account value may increase or decrease based on the                  _______ Yes  _______ No
      investment performances of the separate accounts' investment return?

d.   Nominal Tax Bracket ______________ %  Filing Status:    _______ Single    _______ Married    _______ Head of Household
================================================================================================

(19) Investment Account Allocation
       (Total Must Equal 100%)

Indicate the Investment Account Allocations for the Premium Payment(s) in increments of 1% (premiums will be applied to the AUL American Money Market Account if allocation is not specified or does not total 100%):


Premium                Investment                      Premium             Investment
Allocation             Allocation                      Allocation          Allocation

________ %        AUL Fixed Interest Account            ______ %            Fidelity (VIP) Growth
                  (Not Available for SPVUL or LSSPVUL)
________ %        AUL American Bond                     _______ %           Fidelity (VIP) High Income

________ %        AUL American Equity                   _______ %           Fidelity (VIP II) Index 500

________ %        AUL American Managed                  _______ %           Fidelity (VIP) Money Market
                                                                            (Not available for DCA)
________ %        AUL American Money Market             _______ %           Fidelity (VIP) Overseas

________ %        Alger American Growth                 _______ %            American Century Growth

________ %        Fidelity (VIP II) Asset Manager       _______ %            American Century International

________ %        Fidelity (VIP II) Contrafund          _______ %            T. Rowe Price Equity Income

________ %        Fidelity (VIP) Equity-Income

_______ Yes, I would like Dollar Cost Averaging.  (DCA) _______           $__________________________ Monthly Amount
_______ Yes, I would like Portfolio Rebalancing.
================================================================================================
(20) Telephone Authorization

_______ I elect to have transfer authorization.

The Owner(s)  hereby  requests that American  United Life  Insurance  Company(R)
(AUL) accept and act upon telephone instructions set forth herein to:

(1) Transfer values credited to my account in the AUL Individual Variable Universal Life Policy, or
(2) Change the allocation of future payments to the Policy.

I understand that AUL can refuse to act on any telephone instructions if the caller cannot properly identify herself/himself or provide the Personal Identification Number (PIN). Any person who provides the proper identification and my PIN shall be deemed to be my representative and neither AUL nor any of its representatives shall be liable for acting on instructions believed to be genuine, provided AUL has complied with its customary procedures for establishing that the person requesting a transfer of or change in future allocations is authorized to do so. In consideration of AUL's acceptance of telephonic instructions, and except as provided below, I waive all rights to dispute any telephone instructions and agree to indemnify and hold AUL and the Separate Account harmless as to liability for any loss, expense or cost that arises out of any telephone charge effected.

AUL reserves the right to modify or terminate telephone transfers at any time or for any reason AUL deems sufficient. Otherwise, this authorization will remain in effect until (1) the earlier of total disbursement by withdrawal or election of a settlement option; or (2) AUL's receipt of written cancellation of this authorization signed by the Owner(s); or (3) death of the Insured(s).

This telephone authorization privilege is subject to the provisions of my Individual Policy Contract, the current Separate Account Prospectus and any other administrative procedures AUL may put into effect. I understand that prior to the end of the "free look" period, any instructions given shall not affect any contributions received by AUL during such period.

Upon receipt of telephone instructions, AUL will immediately confirm in writing any requested account values. A change in allocation of premiums will be confirmed in writing following receipt of the first affected premium payment. I agree to immediately notify AUL of any discrepancy between the telephonic instructions intended to be given and the instructions that are subsequently confirmed as received by AUL. Failure to so notify AUL within 14 days of AUL's sending out such confirmation will release AUL of any and all liability for any loss which resulted from the failure to so notify AUL of such discrepancy if such loss could have been avoided by providing such notice in a timely fashion.
================================================================================

(21)   Policy Delivery
          (If not completed, policy will be mailed to Owner.)

Send to:    _______ Owner       _______ Representative

Representative's remarks and special instructions: _____________________________
________________________________________________________________________________

================================================================================
(22)   Agreements

I represent that I have read and understand all the statements and answers in this application and that they are true and complete to the best of my knowledge and belief. It is agreed that:

(a) the statements and answers given in this application and any amendments to it, or made to the medical examiner, will be the basis of any insurance issued;

(b) no representative or medical examiner has the authority to make or alter any contract for the company;

(c) the company may indicate changes in the space entitled "Home Office Endorsement" for administrative purposes only; and I must agree in writing to any other changes in this application (not applicable in NJ, PA or WV);

(d) if a premium deposit is not given, then insurance shall take effect when all of the following are satisfied:
     (1)  a policy issued by the company is accepted by the applicant,
     (2)  the full first premium is paid, and
     (3) to the best of the applicant's knowledge the health and insurability of any person proposed for insurance has not changed since the date of this application.

I and the representative certify that I have read, or had read to me, the completed application and I realize that any false statement or misrepresentation herein may result in loss of coverage under the policy.
================================================================================
(23)   Home   Office   Endorsement   (Not   applicable   in  NJ,   PA,   OR  WV)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


(24) Substitute W-9 Certification

I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================

(25)   Fraud Warnings

FRAUD WARNING (Not applicable to residents of AZ, ND, OR, TX, or VA)

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO FRAUD WARNING

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or representative of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

FLORIDA FRAUD WARNING

Any person who knowingly and with intent to injure, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY FRAUD WARNING

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

NEW JERSEY FRAUD WARNING

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

PENNSYLVANIA FRAUD WARNING

Any person who  knowingly  and with intent to defraud any  insurance  company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such a person to criminal and civil penalties.
================================================================================
(26) Authorization

I authorize any physician, or medical practitioner, hospital, and medical facility, insurance company, DMV, and the MIB to give to American United Life
(AUL) and its reinsurers any of the following about me or my children, if they are to be insured: facts about physical and mental health; medical care, advice or treatment; hobbies, other insurance, flying, and driving record (which may include but is not limited to existing address); age, occupation, income, and the use of alcohol, drugs, and tobacco. Each person proposed for insurance may be asked to take a physical exam, where tests may be made of blood and urine. These tests may include tests for the presence and/or level of blood sugar, cocaine or other drugs, cholesterol, nicotine and, where permitted by law, antibodies to the AIDS virus. All sources except the MIB may give these facts to any insurance support organization authorized by AUL to collect and transmit them. This data will be used to determine eligibility for insurance. A photocopy of this form shall be as valid as the original. This authorization will be valid for 30 months (180 days for AZ residents) from the date shown below. I can choose to be interviewed if an investigation consumer report is made.

I have received the Notice of AUL's Information Practices, the Medical Information Bureau Notice, the Fair Credit Reporting Act Notice, and the Authorization and Acknowledgment. I or my authorized representative can receive a copy of this authorization form.

(27)   Initial Premium Authorization

_______ I have NOT made a premium deposit with this application nor have I received the Conditional Receipt.

_______ I have made a premium deposit in the amount of:

               $______________________________ in connection with this application for life insurance.  I have received and have read  the Conditional Receipt.  It has been explained to me by the representative, and I understand and agree to all the conditions and limitations.  ALL CHECKS SHOULD BE MADE PAYABLE TO AMERICAN UNITED LIFE
INSURANCE COMPANY(R).  Do not make checks payable to a representative or leave payee blank.
================================================================================================
(28)   Signatures

I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true. I also acknowledge that I have read the Fraud Warning in Section 25 of this application (not applicable to residents of AZ, ND, OR, or TX). I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

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Signed at ________________________________________________________   On _______________________________________
                        (City,          State)                                     (Date)


                                                    (Printed Names)      Signatures

Proposed  Insured (Child over age 15 must sign.     _______________      ________________
If Proposed Insured is under age
18, parent or guardian must also sign.)


Payor, Owner, or Application Other Than            _________________     ________________
Proposed Insured

================================================================================================
(29)   Interview Information

Home Phone #:       (_______)_________________                    Best time to call:    _______ a.m._______p.m.
Business Phone #:   (_______)_________________                                          _______ a.m._______ p.m.

(Show any unusual name pronunciation phonetically) ________________________________________________________________
May we interview the spouse or an adult member of the family?       _______ Yes    _______ No
================================================================================================



(30)   Rep's Statement

Do you have any knowledge or reason to believe that replacement of existing insurance or annuity coverage may be involved? _______ Yes _______ No (If yes, give details in Section 11 and complete any state required replacement forms.)

Did you witness the signatures on this application?       _______ Yes    _______ No

I certify  that:  (1) the  information  provided  by the Owner and the  Proposed
Insured has been accurately recorded; (2) a current prospectus and all supplements were delivered; and (3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner and the Proposed Insured.

---------------------------------------------------        ----------------------------------------
   (Name of Registered Representative) (Please Print)      (Signature of Registered Representative)

If American United Life has questions concerning this application, whom should we call at your office?

Name:  _________________________________________________      Phone #:  (_______)____________
                 (Please Print)                               Fax #:    (_______)____________

If you have questions completing this application or any other supporting documentation, please call 1-800-863-9354.

Agency or Broker/Dealer:
Representative Code:
================================================================================================
(31)   Principal Review

Accepted by American United Life Insurance Company(R) at the Home Office by:

________________________________________________________________   On ___________________________
                            (NASD Principal)                                            (Date)
================================================================================================
(32) Mail Application to:

American United Life Insurance Company                    Overnight Deliveries:
P. O. Box 7127                                            American United Life Insurance Company
Indianapolis, IN 46206-7127                               One American Square
                                                          Indianapolis, IN 46282
================================================================================================

Supplemental Application


         American United Life Insurance Company(R)
         One American Square
         P.O. Box 7127
         Indianapolis, IN 46206-7127
         Telephone #: (800) 863-9354



=======================================================================================================================
(1)  Proposed Primary Insured

Last Name:___________________       First Name:_______________________          MI:__________
=======================================================================================================================

(2)  Other Insured Or Proposed Second  Insured For Last Survivor
(Must complete Supplemental Application  for Insurance)

Last Name:___________________       First Name:_______________________          MI:__________
     ___ Male   ___Female           Date of Birth:_____/________/____           Birth State:________________
                                                  (Month) (Day)  Year)

Height: _________ft. ______ in.________    Weight:______ lbs.  ___Gained    ____Lost     ______lbs. in past yr.

SS#:    ______  - ______  - _________       Home Phone #:  (______ )_________          Other Phone: (________)_________

Residence Address (Street):___________________________________________________________________________________________
City:_______________________State:________    Zip Code:_______________    County:_____________
Country:______________________________________         No. of Years At This Address:______________
               U.S. Citizen: ___Yes   ___No            If no, is the Proposed Insured a permanent resident? ___Yes
                                                                                          ___No
How long residing in the United States? ______ Months   ______Year(s)
Occupation:   __________________________________________________________________________________
Name of Employer: ____________________________________________________    Years Employed:_______
Employer Address:_______________________________________________________________________________
City:___________________________________  State:__________       Zip Code:_______________
________________________________________________________________________________________________

     Beneficiary :      ____  Primary Insured          _____ Same as Beneficiary for Primary Insured

 (If the Beneficiary is Other Than Proposed Primary Insured, complete the rest of this section.)

Last Name:___________________                First Name:_______________________  MI:__________
SS# or Tax ID #:  _______________________       Date of Birth: ___\___\___
                                                          (Month)(Day)(Year)

Home Phone #: (______)_______________        Relationship to the Proposed Insured: ________________________

Full Name of Corporation or Trust: __________________________________ Date of Trust: ___\___\___
                                                                              (Month)(Day)(Year)
==========================================================================================================
(3) Existing Life Insurance
(List all existing life insurance on Proposed Insured. If none, check the box.)

___ None    Indicate if Coverage is Being Replaced.   If 1035, complete Assignment for 1035 Exchange Form.

Amount        Iss. Yr.           Type               Company                No       Yes     1035

______        ________           _____________      __________________     ____     ____    ____

=======================================================================================================================

(4) Other Coverage
(Complete for the Proposed Insured)

a.  Has any company declined, postponed, modified, canceled or refused to renew, reinstate or issue insurance?
____ Yes ____ No   (If yes, provide details including Name of Company and Reason)
_____________________________
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________


b.   Is any other life insurance application now pending or contemplated with any other company?
____ Yes ____ No    (If yes, provide details including Name of Company) _________________________________________

______________________________
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________

=======================================================================================================================

(5) Other Information
(Complete for the Proposed Insured)

a.   Have you been convicted of a driving violation, had your license suspended or restriction placed on your license
within the past 5 years? ____ Yes ____ No   (If yes, give details)
_____________________________
______________________________________________________________________________________________________________________

Driver's License #: ___________________________     State of Issue: __________________________________

b.   Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving or ballooning within the
past 2 years, or is any such activity contemplated? ____ Yes ____ No   (If yes, complete Sports
Questionnaire)

c.   Have you flown within the past 3 years as a pilot, student pilot, crew member or had any flying duties or is any
such activity contemplated? ____ Yes ____ No   (If yes, complete Aviation Supplement)

d.   Do you contemplate travel or residence in a foreign country within the next 12 months? ____ Yes ____ No   (If
yes, provide complete details including destination)
________________________________________________
_______________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________

=======================================================================================================================

(6) Tobacco Use
(Complete for the Proposed Insured)

Has proposed Insured:
a.   Ever used tobacco in any form?   ____ Yes   ____ No

b.   Used tobacco in any form within the past 12 months? ____ Yes ____ No   (If yes, check appropriate boxes below)

                                     Packs                                  Other: Patches/
                     Cigarettes    Per Day      Cigars/Pipe      Smokeless  Nicotine Gum
Proposed Insured       ________    _______      __________       _________ _____________

======================================================================================================================

(7) Underwriting Information
(Complete in Proposed Policy Owner/Applicant's Presence

Complete in Proposed Policy Owner/Applicant's presence. If the Proposed Insured is a Juvenile, questions (a) through (d) apply to the Applicant.

a.   Annual income from occupation            $________________
b.   Annual income from other sources         $________________         Indicate Source(s) for b._____________________
c.   Projected income for next 12 months      $________________              (Dividends, Rental Income, Interest, Etc.)
d.   Estimated net worth (excluding home)     $________________

Has the Proposed Insured used a different name within the last five years? ____ Yes ____ No   If yes, list names
______________________________________________________________________________________________________________________

If the Proposed Insured is a Juvenile, are all brothers and sisters (if any) insured for an amount equal to or greater than the Proposed Insured? ____ Yes
____ No If no, explain.

If the Proposed Insured is a Juvenile, what is the total amount of life insurance in force on the parent(s)?$______________________________

=======================================================================================================================

(8) Proposed Insured Health History
(If  paramed is  required,  DO NOT  complete  the  "Answers  Made to the Medical
Examiner" Form.

If paramed not  required,  complete the "Answers  Made to the Medical  Examiner"
Form, Part II.

If applying for simplified issue and all questions are answered "no", DO NOT complete the "Answers Made to the Medical Examiner" Form.

Name of Personal Physician: (If none, so state) ______________________________________________________________________
Street: _______________________________________ City:__________________________ State:________ Zip Code:______________
Reason Last Consulted: ___________________________________________________________________ Date: _____________________
What treatment was given or medication prescribed? ___________________________________________________________________


                                                                                     Give details for any Yes answers.
                                                                                     Identify the question number.
                                                                                     Circle applicable item in question.

Has the Proposed Insured: (If yes, circle and explain.)

a.  Ever been treated by a physician or other health care  ____ Yes   ____ No        __________________________________
    professional for any of the following: Heart trouble,                            __________________________________
    stroke, heart murmur, elevated blood pressure, lung                              __________________________________
    or respiratory disorder, kidney disorder, tumor,                                 __________________________________
    cancer, digestive disorder, diabetes, nervous or                                 __________________________________
    mental disorder? (If diabetes is circled, complete                               __________________________________
    Diabetes Questionnaire.)

b.  Consulted a physician or been examined or treated     ____ Yes   ____  No        __________________________________
    at a hospital or other medical facility in the last                              __________________________________
    five years?  ME residents, you may answer this                                   __________________________________
    question "No" if you have tested positive for HIV                                __________________________________
    and have not developed symptoms of the disease                                   __________________________________
    AIDS.                                                                            __________________________________

c.  Ever used narcotics, barbiturates, amphetamines,     ____ Yes  ____  No          __________________________________
    cocaine, LSD, marijuana or hallucinogenic drugs,                                 __________________________________
    unless administered on the advice of a physician?                                __________________________________

d.  Ever received counseling or treatment for the use    ____ Yes   ____ No          __________________________________
    of alcohol or drugs, or have you ever been a                                     __________________________________
    member of any support group for the use of                                       __________________________________
    alcohol or drugs?                                                                __________________________________

======================================================================================================================

(9) Agreements

I represent that I have read and understand all the statements and answers in this application and that they are true and complete to the best of my knowledge and belief. It is agreed that:

(a) the statements and answers given in this application and any amendments to it, or made to the medical examiner, will be the basis of any insurance issued;

(b) no representative or medical examiner has the authority to make or alter any contract for the company;

(c) the  company  may  indicate  changes  in the  space  entitled  "Home  Office
Endorsement" for administrative purposes only; and I must agree in writing to any other changes in this application (not applicable in NJ, PA or WV);

(d) if a premium deposit is not given,  then insurance shall take effect when all of the following are satisfied:
   (1) a policy issued by the company is accepted by the applicant,
   (2) the full first premium is paid, and
   (3) to the best of the applicant's  knowledge the health and insurability of any person proposed for insurance has not changed since the date of this application.

I and the  representative  certify  that I have  read,  or had  read to me,  the
completed   application,   and  I   realize   that  any   false   statement   or
misrepresentation herein may result in loss of coverage under the policy.

======================================================================================================================

(10) Home Office Endorsement
(Not applicable in NJ, PA or WV)

______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________

======================================================================================================================

(11) Authorization

I authorize any physician, or medical practitioner, hospital, and medical facility, insurance company, DMV, and the MIB to give to American United Life
(AUL) and its reinsurers any of the following about me or my children, if they are to be insured: facts about physical and mental health; medical care, advice or treatment; hobbies, other insurance, flying, and driving record (which may include but is not limited to existing address); age, occupation, income, and the use of alcohol, drugs, and tobacco. Each person proposed for insurance may be asked to take a physical exam, where tests may be made of blood and urine.
These tests may include tests for the presence and/or level of blood sugar, cocaine or other drugs, cholesterol, nicotine and, where permitted by law, antibodies to the AIDS virus. All sources except the MIB may give these facts to any insurance support organization authorized by AUL to collect and transmit them. This data will be used to determine eligibility for insurance. A photocopy of this form shall be as valid as the original. This authorization will be valid for 30 months (180 days for AZ residents) from the date shown below. I can choose to be interviewed if an investigation consumer report is made. I have received the Notice of AUL's Information Practices, the Medical Information
Bureau Notice,  the Fair Credit Reporting Act Notice,  and the Authorization and
Acknowledgment. I or my authorized representative can receive a copy of this authorization form.

======================================================================================================================

(12) Signatures

I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true. I also acknowledge that I have read the Fraud Warning in Section 25 of this application (not applicable to residents of AZ, ND, OR, or TX). I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

Signed at ________________________________________   On ________________________
               (City/State)                               (Date)


                                                      (Printed Names)                        (Signatures)
Proposed Insured (Child over age 15 must
sign.  If proposed Insured is under age 18,
parent or guardian must also sign.              __________________________            ________________________________

Payor, Owner, or Applicant Other
Than Proposed Insured                           __________________________           _________________________________

======================================================================================================================

(13) Rep's Statement

Do you have any  knowledge  or reason to believe  that  replacement  of existing insurance or annuity coverage may be involved?
 ____ Yes   ____ No   (If yes, give details in Section 11 and complete any state required replacement forms.)

Did you witness the signatures on this application?   ____ Yes    ____ No

I certify  that:  (1) the  information  provided  by the Owner and the  Proposed
Insured has been accurately recorded; (2) a current prospectus and all supplements were delivered; and (3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner and the Proposed Insured.

______________________________________________________     ________________________________________
  (Name of Registered Representative) (Please Print)         (Signature of Registered Representative)

If American United Life has questions concerning this application, whom should we call at your office?

Name: ___________________________    Phone #: (_______________)    Fax#:____________
           (Please Print)

If you have questions completing this application or any other supporting documentation, please call 1-800-863-9354.

Agency or Broker/Dealer: ____________________________________________    Representative Code:__________
